UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2019

DELMAR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604) 629-5989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 31, 2019, DelMar Pharmaceuticals, Inc. (the “Company”) received notification from Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, that, as a result of the relocation of the Company's headquarters from Vancouver, British Columbia, Canada to San Diego, California, E&Y has declined to stand for re-appointment as the Company’s independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements as of and for the year ending June 30, 2020. E&Y will complete the audit of the Company’s consolidated financial statements for the year ended June 30, 2019. The decision not to stand for re-appointment was not the result of any disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

The Company’s Audit Committee will accordingly commence the process of evaluating and selecting a replacement firm to serve as the Company’s independent registered public accounting firm.

E&Y’s report on the Company’s consolidated financial statements for fiscal year ended June 30, 2018 contained a paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. E&Y’s reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended June 30, 2018 and June 30, 2017 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended June 30, 2018 and June 30, 2017, and the subsequent period through July 31, 2019, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, except as described below.

During the audit for the year ended June 30, 2018, a material weakness in internal control over financial reporting was identified relating to inadequate segregation of duties over authorization, review and recording of transactions, as well as the financial reporting of such transactions. During the audit for the year ended June 30, 2017, a material weakness in internal control over financial reporting was identified relating to inadequate segregation of duties over authorization, review and recording of transactions.

The Company has provided E&Y with a copy of the above disclosures. A copy of E&Y’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated July 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: July 31, 2019	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer

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